PHILADELPHIA FUND, INC.

                     Supplement, Dated September 17, 2001,
                    To The Prospectus, Dated April 1, 2001

Effective September 17, 2001, Unified Fund Services, Inc. has become the Fund's transfer agent and dividend disbursing agent. Please note the following changes:

* Replace the references to "American Data Services, Inc.", "ADS" and "Firstar Bank, N.A." on pages 6 and 7 with "Unified Fund Services, Inc."

* Replace the references to "Firstar Bank, N.A., P.O. Box 640110,
  Cincinnati, OH, 45264-0110" on page 6 with "Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110."

* Delete the first sentence of the section entitled "Redemption of Shares" on page 7 and replace it with "Investors may redeem their shares by requesting redemption in writing to Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110."

* Delete the information appearing under the title "Custodian" on page 9 and replace it with the following:

                            "Firstar Bank, N.A.
                             425 Walnut Street
                             Cincinnati, OH 45202"

* Delete the information appearing under the title "Transfer Agent and Dividend Disbursing Agent" on page 9 and replace it with the following:

                            "Unified Fund Services, Inc.
                             P.O. Box 6110
                             Indianapolis, IN  46206-6110"